                                            File No. 33-23458
                                            Filed under Rule 497(e)

Golden American Life Insurance Company
1001 Jefferson Street, Suite 400
Wilmington, DE  19801


                              March 16, 1998

Dear Golden American Contract Holder:

Golden American Life Insurance Company ("Golden American") is pleased to distribute this supplement to your variable contract prospectus information* and to notify you of a proposal to replace all shares of the Portfolios of the Equi-Select Series Trust (the "ESS Trust") by substituting shares of certain Series of The GCG Trust (the "GCG Trust") in their place (the "Substitution"). Some of the shares to be replaced may be held on your behalf under the terms of your variable contract.

Recently, Golden American, together with its affiliated insurance companies (collectively, the "Companies"), on behalf of themselves, their separate accounts and the ESS and GCG Trusts filed an application with the Securities and Exchange Commission (the "Commission") requesting an order approving the Substitution. Upon obtaining such an order from the Commission, and subject to any prior approval by applicable insurance authorities, the Companies propose to effect the Substitution as soon as is practicable.

When approved, the following substitutions will occur:

   ESS TRUST PORTFOLIO TO BE REPLACED     GCG TRUST SUBSTITUTE SERIES
   ----------------------------------     ---------------------------
   Growth & Income Portfolio              Growth & Income Series
   Research Portfolio                     Research Series
   Total Return Portfolio                 Total Return Series
   Value + Growth Portfolio               Value + Growth Series
   International Fixed Income Portfolio   Global Fixed Income Series
   OTC Portfolio                          Mid-Cap Growth Series
   Money Market Portfolio                 Liquid Assets Series
   Mortgage-Backed Securities Portfolio   Limited Maturity Bond Series
   Advantage Portfolio                    Limited Maturity Bond Series

This proposal for substitution is being made to provide a transfer of the assets of each Portfolio of the ESS Trust into similar Series of the GCG Trust in order to reduce operating expenses and create larger economies of scale from which a further reduction of expenses is anticipated. Contract holders will benefit directly from any reduction of Trust expenses. You will not bear any expense associated with the Substitution.

-------------------
*    This supplement updates the following prospectuses:
Golden American's GoldenSelect Access, DVA Plus, ES II, Premium Plus Deferred Combination Variable and Fixed Annuity Prospectuses, each dated February 17, 1997; Golden American's GoldenSelect DVA and DVA Series 100 Deferred Variable Annuity Prospectuses, each dated May 1, 1997 as amended July 9, 1997, October 29, 1997 and January 5, 1998, and Golden American's GoldenSelect Genesis I and Genesis Flex Variable Life Insurance Prospectus, dated May 1, 1997 as amended July 9, 1997, October 29, 1997 and January 5, 1998.

                                                 Golden American

Golden American Contract Holder
March 16, 1998
Page 2


Two of the Series of the GCG Trust to be substituted, the Liquid Assets and Limited Maturity Bond Series, already exist and may be offered currently under your variable contract. The other Series are not available under your contract now, but will be made available at the time of substitution. Some of the existing ESS Trust Portfolios may not be available under the terms of your variable contract, and, generally, there is no plan to make the corresponding
GCG Trust Series available.

A contract holder with holdings in the ESS Trust, prior to the date of Substitution, may transfer or reallocate the value in his or her division in the ESS Trust to any division currently available under his or her variable contract including those divisions of the GCG Trust from now until the Substitution without any limitation or charges. Moreover, following the Substitution for a period of 30 days, unlimited transfers or reallocations will be permitted without any limitation or charge. After the 30 days, any division transfers or reallocations will be subject to the current restrictions, if any, described in your contract Prospectus.

Enclosed is an updated Prospectus for the GCG Trust detailing all Series currently available. Some of these Series may not be available under the terms of your variable contract. Please refer to your contract prospectus for the GCG Trust Series available currently to you. Also enclosed is a supplement GCG Trust Prospectus which describes those Series of the GCG Trust which are not offered currently, but will be, effective with the substitution. You may obtain additional Prospectuses by writing or calling at the address or telephone number set out below.

The Companies believe, based on a review of existing federal income tax laws and regulations, that the Substitution will not have any tax consequences to contract holders.

Upon obtaining the requested order for substitution from the Commission, and subject to any prior approval by applicable insurance authorities, the Companies will effect the Substitution by simultaneously placing an order to redeem the shares of the Portfolios of the ESS Trust and an order to purchase shares of Series of the GCG Trust. Contract holders will not bear any expenses associated with the Substitution. Directed Services, Inc., Equitable Life Insurance Company of Iowa, Golden American Life Insurance Company and First Golden American Life Insurance Company of New York will bear all expenses attributable to the Substitution. After the Substitution has been completed, Customer Service will send affected contract holders a notice within five days.

If you have any questions, please call Customer Service at 800-366-0066.


Sincerely,

Terry L. Kendall
President, Golden American Life Insurance Company






                                                 Golden American